Vivaldi Merger Arbitrage Fund
Class A Shares
(Ticker Symbol: VARAX)
Class I Shares
(Ticker Symbol: VARBX)

A series of Investment Managers Series Trust II

Supplement dated August 7, 2017, to the
Statement of Additional Information (“SAI”) dated February 1, 2017, as amended March 23, 2017.

Effective immediately, the following paragraphs are added under the “Swap Transactions” section of the SAI:

Equity Swaps.  The Fund may enter into equity swap contracts for hedging or investment purposes.  Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund may enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.  Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payment that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Fund’s obligations over its entitlements with respect to each equity swap.

Please file this Supplement with your records.